EXHIBIT 99
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                       SECTION 906 CERTIFICATION
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     The following statement is provided by the undersigned to accompany the Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed pursuant to any provision of the Securities Exchange Act of 1934 or any other securities law:

     Each of the undersigned certifies that the foregoing Report on Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of CARLYLE REAL ESTATE LIMITED PARTNERSHIP - XIV.




By: /s/  H. Rigel Barber                By: /s/  Gailen J. Hull
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    H. Rigel Barber                         Gailen J. Hull
    Principal Executive Officer             Chief Financial Officer and
                                            Principal Accounting Officer